Subsequent Event	12 Months Ended
Mar. 31, 2026
Disclosure Of Events After Reporting Period [Abstract]
Subsequent Event
(31) Subsequent Event
Subsequent event related to the reassessment of the automobile electrification strategy
The Company and its consolidated subsidiaries had historically entered into contracts with suppliers for the procurement of parts. During the year ended March 31, 2026, the Company decided to cancel the development and market launch of EV models that were planned for production in North America. For details of the decision, see note 4(d). Accordingly, in the following fiscal year, the Company and its consolidated subsidiaries initiated an assessment to identify the impact of such decision on the suppliers. Additional payments to suppliers may arise in the future as a result of this assessment and related negotiations with them. However, as the assessment is ongoing, the Company and its consolidated subsidiaries cannot estimate the financial effects of such expenditures on the consolidated financial position or results of operations. Accordingly, a provision was not recognized as of March 31, 2026.

Purchase of assets from the Company’s affiliate
During the year ended March 31, 2026, the Company’s consolidated subsidiary agreed with the Company’s affiliate to proceed with transactions involving the purchase of the buildings owned by the affiliate and the lease back of those assets to the affiliate with the subsidiary acting as the lessor for the lease term of 12 years. In May 2026, pursuant to this agreement, the purchase price of the assets and the lease payments were agreed upon between the Company’s consolidated subsidiary and the affiliate. The purchase price of the assets is US$2,530 million.